Financial instruments and risk management	12 Months Ended
Mar. 31, 2019
Text Block1 [Abstract]
Financial instruments and risk management

27. Financial instruments and risk management

We issue or hold financial instruments mainly to finance our operations; to finance corporate transactions such as dividends, share buybacks and acquisitions; for the temporary investment of short-term funds; and to manage currency and interest rate risks. In addition, various financial instruments, for example trade receivables and payables arise directly from operations.

How do we manage financial risk?

Our activities expose us to a variety of financial risks: market risk (including interest rate risk and foreign exchange risk), credit risk and liquidity risk.

Treasury operation

We have a centralised treasury operation whose primary role is to manage liquidity and funding requirements as well as our exposure to associated market risks, and credit risk.

Treasury policy

Treasury policy is set by the Board. Group treasury activities are subject to a set of controls appropriate for the magnitude of borrowing, investments and group-wide exposures. The Board has delegated authority to operate these policies to a series of panels responsible for the management of key treasury risks and operations. Appointment to and removal from the key panels requires approval from two of the following: the chairman, the chief executive or the chief financial officer.

There has been no change in the nature of our risk profile between 31 March 2019 and the date of approval of these financial statements.

How do we manage interest rate risk?

Management policy

Interest rate risk arises primarily from our long-term borrowings. Interest cash flow risk arises from borrowings issued at variable rates, partially offset by cash held at variable rates. Fair value interest rate risk arises from borrowings issued at fixed rates.

Our policy, as set by the Board, is to ensure that at least 70% of ongoing net debt is at fixed rates. Short-term interest rate management is delegated to the treasury operation while long-term interest rate management decisions require further approval by the chief financial officer, group director tax, treasury, insurance and pensions or the treasury director who each have been delegated such authority from the Board.

27. Financial instruments and risk management continued

Hedging strategy

In order to manage our interest rate profile, we have entered into cross-currency and interest rate swap agreements to vary the amounts and periods for which interest rates on borrowings are fixed. The duration of the swap agreements matches the duration of the debt instruments. The majority of the group’s long-term borrowings are subject to fixed sterling interest rates after applying the impact of these hedging instruments.

How do we manage foreign exchange risk?

Management policy

Foreign currency hedging activities protect the group from the risk that changes in exchange rates will adversely affect future net cash flows.

The Board’s policy for foreign exchange risk management defines the types of transactions typically covered, including significant operational, funding and currency interest exposures, and the period over which cover should extend for each type of transaction.

The Board has delegated short-term foreign exchange management to the treasury operation and long-term foreign exchange management decisions require further approval from the chief financial officer, group director tax, treasury, insurance and pensions or the treasury director.

Hedging strategy

A significant proportion of our external revenue and costs arise within the UK and are denominated in sterling. Our non-UK operations generally trade and are funded in their functional currency which limits their exposure to foreign exchange volatility.

We enter into forward currency contracts to hedge foreign currency capital purchases, purchase and sale commitments, interest expense and foreign currency investments. The commitments hedged are principally denominated in US dollar, euro and Asia Pacific region currencies. As a result, our exposure to foreign currency arises mainly on non-UK subsidiary investments and on residual currency trading flows. We use cross-currency swaps to swap foreign currency borrowings into sterling.

The table below reflects the currency and interest rate profile of our loans and borrowings after the impact of hedging.

	2019			2018			2017
At 31 March	Fixed rate interest £m	Floating rate interest £m	Total £m	Fixed rate interest £m	Floating rate interest £m	Total £m	Fixed rate interest £m	Floating rate interest £m	Total £m
Sterling	13,556	1,767	15,323	11,990	676	12,666	9,633	706	10,339
Euro	–	589	589	–	509	509	–	641	641
Total	13,556	2,356	15,912	11,990	1,185	13,175	9,633	1,347	10,980
Ratio of fixed to floating	85%	15%	100%	91%	9%	100%	88%	12%	100%
Weighted average effective
fixed interest rate – sterling	4.0%			4.4%			4.9%

The floating rate loans and borrowings bear interest rates fixed in advance for periods ranging from one day to one year, primarily by reference to LIBOR quoted rates, RPI and CPI.

Sensitivity analysis

The income statement and shareholders’ equity are exposed to volatility arising from changes in interest rates and foreign exchange rates. To demonstrate this volatility, management has concluded that the following are reasonable benchmarks for performing sensitivity analysis:

–  For interest, a 1% increase in interest rates and parallel shift in yield curves across sterling, US dollar and euro currencies.

–  For foreign exchange, a 10% strengthening/weakening of sterling against other currencies.

The impact on equity, before tax and excluding any impact related to retirement benefit plans, of a 1% increase in interest rates and a 10% strengthening of sterling against other currencies is as detailed below:

At 31 March	2019 £m Increase (reduce)	2018 £m Increase (reduce)	2017 £m Increase (reduce)
Sterling interest rates	672	628	554
US dollar interest rates	(350)	(267)	(348)
Euro interest rates	(399)	(401)	(229)
Sterling strengthening	(219)	(236)	(269)

A 1% decrease in interest rates and 10% weakening in sterling against other currencies would have broadly the same impact in the opposite direction.

27. Financial instruments and risk management continued

The impact of a 1% change in interest rates on the group’s annual net finance expense and our exposure to foreign exchange volatility in the income statement, after hedging, (excluding translation exposures) would not have been material in 2018/19, 2017/18 and 2016/17.

Credit ratings

We continue to target a BBB+/Baa1 credit rating over the cycle. We regularly review the liquidity of the group and our funding strategy takes account of medium-term requirements. These include the pension deficit and shareholder distributions.

Our December 2030 bond contains covenants which require us to pay higher rates of interest since our credit ratings fell below A3 in the case of Moody’s or A– in the case of Standard & Poor’s (S&P). Additional interest of 0.25% per year accrues for each ratings category downgrade by each agency below those levels effective from the next coupon date following a downgrade. Based on the total notional value of debt outstanding of £2.0bn at 31 March 2019, our finance expense would increase/decrease by approximately £10m a year if the group’s credit rating were to be downgraded/upgraded, respectively, by one credit rating category by both agencies.

Our credit ratings were as detailed below:

	2019		2018		2017
At 31 March	Rating	Outlook	Rating	Outlook	Rating	Outlook
Rating agency
Moody’s	Baa2	Stable	Baa2	Stable	Baa1	Negative
Standard & Poor’s	BBB	Stable	BBB+	Negative	BBB+	Negative

How do we manage liquidity risk?

Management policy

We maintain liquidity by entering into short and long-term financial instruments to support operational and other funding requirements, determined using short and long-term cash forecasts. These forecasts are supplemented by a financial headroom analysis which is used to assess funding adequacy for at least a 12-month period. On at least an annual basis the Board reviews and approves the long-term funding requirements of the group and on an ongoing basis considers any related matters. We manage refinancing risk by limiting the amount of borrowing that matures within any specified period and having appropriate strategies in place to manage refinancing needs as they arise. The maturity profile of our loans and borrowings at 31 March 2019 is disclosed in note 25. We have term debt maturities of £1.2bn in 2019/20.

Our treasury operation reviews and manages our short-term requirements within the parameters of the policies set by the Board. We hold cash, cash equivalents and current investments in order to manage short-term liquidity requirements. At 31 March 2019 we had undrawn committed borrowing facilities of £2.1bn (2017/18: £2.1bn, 2016/17: £2.1bn) maturing in September 2021.

In the UK, the group has arranged for funders to offer a supplier financing scheme to the group’s suppliers. This enables suppliers who sign up to the arrangements to sell their invoices to the funders and to be paid earlier than the invoice due date. The group assesses the arrangement against indicators to assess if debts which vendors have sold to the funder under the supplier financing scheme continue to meet the definition of trade payables or should be classified as borrowings. At 31 March 2019 the payables met the criteria of trade payables.

Maturity analysis

The following table provides an analysis of the remaining contractually-agreed cash flows including interest payable for our non- derivative financial liabilities on an undiscounted basis, which therefore differs from both the carrying value and fair value.

Non-derivative financial liabilities At 31 March 2019	Loans and other borrowings £m	Interest on loans and other borrowings £m	Trade and other payables £m	Provisions £m	Total £m
Due within one year	1,886	541	5,158	39	7,624
Between one and two years	1,309	505	–	33	1,847
Between two and three years	15	497	–	35	547
Between three and four years	1,463	496	–	14	1,973
Between four and five years	964	482	–	12	1,458
After five years	10,975	3,543	–	127	14,645
	16,612	6,064	5,158	260	28,094
Interest payments not yet accrued	–	(5,850)	–	–	(5,850)
Fair value adjustment	50	–	–	–	50
Impact of discounting	–	–	–	(29)	(29)
Carrying value on the balance sheet[a],[b]	16,662	214	5,158	231	22,265

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Non-derivative financial liabilities At 31 March 2018	Loans and other borrowings £m	Interest on loans and other borrowings £m	Trade and other payables £m	Provisions £m	Total £m
Due within one year	2,120	452	4,939	54	7,565
Between one and two years	1,192	404	–	34	1,630
Between two and three years	1,332	365	–	25	1,722
Between three and four years	18	357	–	43	418
Between four and five years	1,489	355	–	19	1,863
After five years	7,899	2,714	–	197	10,810
	14,050	4,647	4,939	372	24,008
Interest payments not yet accrued	–	(4,495)	–	–	(4,495)
Fair value adjustment	73	–	–	–	73
Impact of discounting	–	–	–	(72)	(72)
Carrying value on the balance sheet[a],[b]	14,123	152	4,939	300	19,514

Non-derivative financial liabilities At 31 March 2017	Loans and other borrowings £m	Interest on loans and other borrowings £m	Trade and other payables £m	Provisions £m	Total £m
Due within one year	2,468	507	5,259	62	8,296
Between one and two years	1,614	415	–	41	2,070
Between two and three years	1,166	364	–	21	1,551
Between three and four years	1,295	327	–	18	1,640
Between four and five years	12	319	–	17	348
After five years	5,844	2,726	–	310	8,880
	12,399	4,658	5,259	469	22,785
Interest payments not yet accrued	–	(4,494)	–	–	(4,494)
Fair value adjustment	150	–	–	–	150
Impact of discounting	–	–	–	(177)	(177)
Carrying value on the balance sheet[a],[b]	12,549	164	5,259	292	18,264

[a] Foreign currency-related cash flows were translated at closing rates as at the relevant reporting date. Future variable interest rate cash flows were calculated using the most recent rate applied at the relevant balance sheet date.

[b] The carrying amount of trade and other payables excludes £1,479m (2017/18: £1,326m, 2016/17: £1,298m)  of non-current trade and other payables which relates to non-financial liabilities, and £632m (2017/18: £2,229m, 2016/17: £2,178m) of other taxation and social security and deferred income.

Trade and other payables are held at amortised cost. The carrying amount of these balances approximates to fair value due to the short maturity of amounts payable.

The following table provides an analysis of the contractually agreed cash flows in respect of the group’s derivative financial instruments. Cash flows are presented on a net or gross basis in accordance with the settlement arrangements of the instruments.

	Derivatives – Analysed by earliest payment date[a]				Derivatives – Analysed based on holding instrument to maturity
Derivative financial liabilities At 31 March 2019	Net settled £m	Gross settled outflows £m	Gross settled inflows £m	Total £m	Net settled £m	Gross settled outflows £m	Gross settled inflows £m	Total £m
Due within one year	167	1,007	(950)	224	82	1,007	(950)	139
Between one and two years	128	541	(489)	180	77	541	(489)	129
Between two and three years	131	131	(96)	166	71	131	(96)	106
Between three and four years	163	633	(591)	205	71	633	(591)	113
Between four and five years	207	1,095	(1,042)	260	71	1,095	(1,042)	124
After five years	43	3,790	(3,660)	173	467	3,790	(3,660)	597
Total[b]	839	7,197	(6,828)	1,208	839	7,197	(6,828)	1,208

27. Financial instruments and risk management continued

	Derivatives – Analysed by earliest payment date[a]				Derivatives – Analysed based on holding instrument to maturity
Derivative financial liabilities At 31 March 2018	Net settled £m	Gross settled outflows £m	Gross settled inflows £m	Total £m	Net settled £m	Gross settled outflows £m	Gross settled inflows £m	Total £m
Due within one year	140	587	(547)	180	91	587	(547)	131
Between one and two years	135	183	(166)	152	91	183	(166)	108
Between two and three years	156	442	(446)	152	85	69	(47)	107
Between three and four years	143	52	(29)	166	80	68	(47)	101
Between four and five years	161	52	(29)	184	80	68	(47)	101
After five years	291	2,234	(2,149)	376	599	2,575	(2,512)	662
Total[b]	1,026	3,550	(3,366)	1,210	1,026	3,550	(3,366)	1,210

	Derivatives – Analysed by earliest payment date[a]				Derivatives – Analysed based on holding instrument to maturity
Derivative financial liabilities At 31 March 2017	Net settled £m	Gross settled outflows £m	Gross settled inflows £m	Total £m	Net settled £m	Gross settled outflows £m	Gross settled inflows £m	Total £m
Due within one year	291	582	(576)	297	92	582	(576)	98
Between one and two years	296	1,139	(1,097)	338	92	1,139	(1,097)	134
Between two and three years	198	—	—	198	92	—	—	92
Between three and four years	114	—	—	114	88	—	—	88
Between four and five years	104	—	—	104	83	—	—	83
After five years	123	—	—	123	679	—	—	679
Total[b]	1,126	1,721	(1,673)	1,174	1,126	1,721	(1,673)	1,174

[a] Certain derivative financial instruments contain break clauses whereby either the group or bank counterparty can terminate the swap on certain dates and the mark to market position is settled in cash.

[b] Foreign currency-related cash flows were translated at closing rates as at the relevant reporting date. Future variable interest rate cash flows were calculated using the most recent rate applied at the relevant balance sheet date.

How do we manage credit risk?

Management policy

Our exposure to credit risk arises from financial assets transacted by the treasury operation (primarily derivatives, investments, cash and cash equivalents) and from trading-related receivables.

For treasury-related balances, the Board’s defined policy restricts exposure to any one counterparty by setting credit limits based on the credit quality as defined by Moody’s and Standard & Poor’s. The minimum credit ratings permitted with counterparties in respect of new transactions are A3/A– for long-term and P1/A1 for short-term investments. If counterparties in respect of existing transactions fall below the permitted criteria we will take action where appropriate.

The treasury operation continuously reviews the limits applied to counterparties and will adjust the limit according to the nature and credit standing of the counterparty, and in response to market conditions, up to the maximum allowable limit set by the Board.

Operational management policy

Our credit policy for trading-related financial assets is applied and managed by each of the customer-facing units to ensure compliance. The policy requires that the creditworthiness and financial strength of customers are assessed at inception and on an ongoing basis. Payment terms are set in accordance with industry standards. Where appropriate, we may minimise risks by requesting securities such as deposits, guarantees and letters of credit. We take proactive steps including constantly reviewing credit ratings of counterparties to minimise the impact of adverse market conditions on trading-related financial assets.

Exposures

The maximum credit risk exposure of the group’s financial assets at the balance sheet date is as follows:

At 31 March	Notes	2019 £m	2018 £m	2017 £m
Derivative financial assets		1,592	1,509	2,246
Investments	23	3,268	3,075	1,564
Trade and other receivables[a]	17	1,766	2,518	2,729
Contract assets	6	1,602	—	—
Cash and cash equivalents	24	1,666	528	528
		9,894	7,630	7,067

[a] The carrying amount excludes £445m (2017/18: £317m, 2016/17: £360m) of non-current trade and other receivables which relate to non-financial assets, and £1,456m (2017/18: £1,496m, 2016/17: £1,106m) of prepayments, deferred contract costs and other receivables.

The credit quality and credit concentration of cash equivalents, current asset investments and derivative financial assets are detailed in the tables below. Where the opinion of Moody’s and Standard & Poor’s (S&P) differ, the lower rating is used.

Moody’s/S&P credit rating of counterparty	2019 £m	2018 £m	2017 £m
Aa2/AA and above	2,522	2,575	1,444
Aa3/AA–	1,376	313	208
A1/A+[a]	1,145	651	952
A2/Aa	649	628	370
A3/A–[a]	50	180	204
Baa1/BBB+[a]	75	59	561
Baa2/BBB and below[a]	160	207	86
	5,977	4,613	3,825

[a] We hold cash collateral of £638m (2017/18: £492m, 2016/17: £702m) in respect of derivative financial assets with certain counterparties.

The concentration of credit risk for our trading balances is provided in note 17, which analyses outstanding balances by customer-facing unit. Where multiple transactions are undertaken with a single financial counterparty or group of related counterparties, we enter into netting arrangements to reduce our exposure to credit risk by making use of standard International Swaps and Derivatives Association (ISDA) documentation. We have also entered into credit support agreements with certain swap counterparties whereby, on a daily, weekly and monthly basis, the fair value position on notional £3,289m of long dated cross-currency swaps and interest rate swaps is collateralised. The related net cash inflow during the year was £129m (2017/18: outflow £220m, 2016/17: inflow £100m). The collateral paid and received is recognised within current asset investments and loans and other borrowings, respectively.

Offsetting of financial instruments

The table below shows our financial assets and liabilities that are subject to offset in the group’s balance sheet and the impact of enforceable master netting or similar agreements.

		Related amounts not set off in the balance sheet
Financial assets and liabilities At 31 March 2019	Amounts presented in the balance sheet £m	Right of set off with derivative counterparties £m	Cash collateral £m	Net amount £m
Derivative financial assets	1,592	(802)	(638)	152
Derivative financial liabilities	(940)	802	90	(48)
Total	652	–	(548)	104

		Related amounts not set off in the balance sheet
Financial assets and liabilities At 31 March 2018	Amounts presented in the balance sheet £m	Right of set off with derivative counterparties £m	Cash collateral £m	Net amount £m
Derivative financial assets	1,509	(754)	(492)	263
Derivative financial liabilities	(837)	754	60	(23)
Total	672	–	(432)	240

		Related amounts not set off in the balance sheet
Financial assets and liabilities At 31 March 2017	Amounts presented in the balance sheet £m	Right of set off with derivative counterparties £m	Cash collateral £m	Net amount £m
Derivative financial assets	2,246	(693)	(702)	851
Derivative financial liabilities	(903)	693	64	(146)
Total	1,343	–	(638)	705

Derivatives and hedging

We use derivative financial instruments mainly to reduce exposure to foreign exchange and interest rate risks. Derivatives may qualify as hedges for accounting purposes if they meet the criteria for designation as fair value hedges or cash flow hedges in accordance with IFRS 9.

Significant accounting policies that apply to derivatives and hedge accounting

All of our derivative financial instruments are held at fair value on the balance sheet.

Derivatives designated in a cash flow hedge

The group designates certain derivatives as cash flow hedges. Where derivatives qualify for hedge accounting, recognition of any resultant gain or loss depends on the nature of the hedge. To qualify for hedge accounting, hedge documentation must be prepared at inception, the hedge must be in line with BT’s risk management strategy and there must be an economic relationship based on the currency, amount and timing of the respective cash flows of the hedging instrument and hedged item. This is assessed at inception and in subsequent periods in which the hedge remains in operation. Hedge accounting is discontinued when it is no longer in line with BT’s risk management strategy or if it no longer qualifies for hedge accounting.

When a derivative financial instrument is designated as a hedge of the variability in cash flows of a recognised asset or liability, or a highly probable transaction, the effective part of any gain or loss on the derivative financial instrument is recognised directly in equity, in the cash flow reserve. For cash flow hedges of recognised assets or liabilities, the associated cumulative gain or loss is removed from equity and recognised in the same line of the income statement and in the same period or periods that the hedged transaction affects the income statement. Any ineffectiveness arising on a cash flow hedge is recognised immediately in the income statement.

Other derivatives

Our policy is not to use derivatives for trading purposes. However, due to the complex nature of hedge accounting, some derivatives may not qualify for hedge accounting, or may be specifically not designated as a hedge because natural offset is more appropriate. These derivatives are classified as fair value through profit and loss and are recognised at fair value. Any direct transaction costs are recognised immediately in the income statement.

Gains and losses on re-measurement are recognised in the income statement in the line that most appropriately reflects the nature of the item or transaction to which they relate. Derivative financial instruments are classified as current assets or current liabilities where they have a maturity period within 12 months. Where derivative financial instruments have a maturity period greater than 12 months, they are classified within either non-current assets or non-current liabilities.

Where the fair value of a derivative contract at initial recognition is not supported by observable market data and differs from the transaction price, a day one gain or loss will arise which is not recognised in the income statement. Such gains and losses are deferred and amortised to the income statement based on the remaining contractual term and as observable market data becomes available.

The fair values of outstanding swaps and foreign exchange contracts are estimated using discounted cash flow models and market rates of interest and foreign exchange at the balance sheet date.

At 31 March 2019	Current asset £m	Non-current asset £m	Current liability £m	Non-current liability £m
Designated in a cash flow hedge	102	1,228	40	689
Other	9	253	8	203
Total derivatives	111	1,481	48	892

At 31 March 2018	Current asset £m	Non-current asset £m	Current liability £m	Non-current liability £m
Designated in a cash flow hedge	187	1,061	41	587
Other	10	251	9	200
Total derivatives	197	1,312	50	787

At 31 March 2017	Current asset £m	Non-current asset £m	Current liability £m	Non-current liability £m
Designated in a cash flow hedge	417	1,508	25	616
Other	11	310	9	253
Total derivatives	428	1,818	34	869

All derivative financial instruments are categorised at Level 2 of the fair value hierarchy as defined in note 23.

Instruments designated in a cash flow hedge include interest rate swaps and cross-currency swaps hedging euro- and US dollar- denominated borrowings. Forward currency contracts are taken out to hedge step-up interest on currency denominated borrowings relating to the group’s 2030 US dollar bond. The hedged cash flows will affect the group’s income statement as interest and principal amounts are repaid over the remaining term of the borrowings (see note 25).

We hedge forecast foreign currency purchases, principally denominated in US dollar, euro and Asia Pacific currencies 12 months forward with certain specific transactions hedged further forward. The related cash flows are recognised in the income statement over this period.

27. Financial instruments and risk management continued

The amounts related to items designated as hedging instruments were as follows:

Hedged items At 31 March 2019	Notional principal £m	Asset £m	Liability £m	Balance in cash flow hedge related reserves (gain)/loss £m	Fair value (gain)/loss recognised in OCI £m	Amount recycled from cash flow hedge related reserves to P&L £m
Sterling, euro and US dollar denominated borrowings[a]	13,518	1,311	(702)	(48)	(130)	(19)
US dollar step up interest on US denominated borrowings[b]	145	3	(1)	(38)	(13)	4
Foreign currency purchases, principally denominated in US dollar, euro and Asia Pacific currencies[c]	1,821	16	(26)	(13)	(33)	33
Total cash flow hedges	15,484	1,330	(729)	(99)	(176)	18
Deferred tax		–	–	15
Derivatives not in a designated hedge relationship		262	(211)	–
Carrying value on the balance sheet		1,592	(940)	(84)

Hedged items At 31 March 2018[d]	Notional principal £m	Asset £m	Liability £m	Balance in cash flow hedge related reserves (gain)/loss £m	Fair value (gain)/loss recognised in OCI £m	Amount recycled from cash flow hedge related reserves to P&L £m
Sterling, euro and US dollar denominated borrowings[a]	12,504	1,222	(608)	101	347	(333)
US dollar step up interest on US denominated borrowings[b]	143	–	(6)	(29)	13	3
Foreign currency purchases, principally denominated in US dollar, euro and Asia Pacific currencies[c]	1,989	26	(14)	(13)	8	53
Total cash flow hedges	14,636	1,248	(628)	59	368	(277)
Deferred tax		–	–	(22)
Derivatives not in a designated hedge relationship		261	(209)	–
Carrying value on the balance sheet		1,509	(837)	37

Hedged items At 31 March 2017[d]	Notional principal £m	Asset £m	Liability £m	Balance in cash flow hedge related reserves (gain)/loss £m	Fair value (gain)/loss recognised in OCI £m	Amount recycled from cash flow hedge related reserves to P&L £m
Sterling, euro and US dollar denominated borrowings[a]	10,041	1,845	(621)	87	(800)	938
US dollar step up interest on US denominated borrowings[b]	146	5	(2)	(45)	(21)	4
Foreign currency purchases, principally denominated in US dollar, euro and Asia Pacific currencies[c]	2,327	75	(18)	(74)	(63)	(4)
Total cash flow hedges	12,514	1,925	(641)	(32)	(884)	938
Deferred tax		–	–	(95)
Derivatives not in a designated hedge relationship		321	(262)	–
Carrying value on the balance sheet		2,246	(903)	(127)

[a]

Sterling, euro and US dollar denominated borrowings are hedged using cross currency swaps and interest rate swaps. Amounts recycled to profit and loss are presented within other operating costs and finance expense.

[b] US dollar step up interest on US denominated borrowings are hedged using forward currency contracts. Amounts recycled to profit and loss are presented within finance expense.

[c] Foreign currency purchases, principally denominated in US dollar, euro and Asia Pacific currencies are hedged using forward currency contracts. Amounts recycled to profit and loss in respect of these items are presented within cost of sales and other operating costs.

[d] We have presented comparatives to this information, now required by IFRS 7 following the adoption of IFRS 9, for 31 March 2018 and 31 March 2017.

All cash flow hedges were fully effective in the period.